UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 27, 2012 (Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-2396
(Address of principal executive offices)	(Zip Code)

(585) 385-6666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Paychex, Inc.’s (the “Company’s”) press release dated June 27, 2012, which reports the Company’s financial results for its fiscal year ended May 31, 2012 (“fiscal 2012”), is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).

In addition, a preliminary discussion and analysis of financial condition and results of operations, which reviews the Company’s results of operations for each of the three years ended May 31, 2012, 2011, and 2010, and its financial condition as of May 31, 2012, is furnished as Exhibit 99.2 to this Form 8-K.

The discussion and analysis furnished herewith is preliminary and is not a complete discussion and analysis intended to satisfy the requirements of Item 303 of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”). The Company expects to file its fiscal 2012 Annual Report on Form 10-K (“Form 10-K”) with the SEC within 60 days following its May 31, 2012 fiscal year-end. The fiscal 2012 Form 10-K will contain a complete set of audited consolidated financial statements, notes to consolidated financial statements, and complete Management’s Discussion and Analysis of Financial Condition and Results of Operations that will satisfy the requirements of Item 303 of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits relating to Item 2.02 of this Form 8-K are furnished herewith:

Exhibit 99.1     Press Release of Paychex, Inc. dated June 27, 2012.

Exhibit 99.2     Paychex, Inc. Preliminary Discussion and Analysis of Financial Condition and Results of Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date: June 27, 2012	/s/ Martin Mucci
Martin Mucci
President and
Chief Executive Officer

Date: June 27, 2012	/s/ Efrain Rivera
Efrain Rivera
Senior Vice President, Chief Financial Officer, and Treasurer

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